CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of MOD HOSPITALITY, INC. (the Company ) for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the Report ), I, Frederic Richardson, Chief Executive Officer and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, subject to the disclosure of deficiencies in the Company ’ s disclosure controls and procedures set forth in Item 9A  of the Report:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 15, 2009

/s/ Frederic Richardson
Frederic Richardson
Chief Executive Officer
Principal Executive Officer